File Nos. 33-13021 & 811-5086

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            CHURCHILL TAX-FREE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

Aquila Group of Fundssm

                       Churchill Tax-Free Fund of Kentucky
            380 Madison Avenue, Suite 2300, New York, New York 10017


                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                on April 25, 2008


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund") will be held:

Place:            (a)      at Papa John's Cardinal Stadium
                           Brown & Williamson Room
                           2800 South Floyd Street
                           Louisville, Kentucky;

Time:             (b)      on Friday, April 25, 2008
                           at 8:30 a.m. Eastern Daylight Time;

Purposes:         (c)      for the following purposes:

                    (i) to elect six Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

                   (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2008 (Proposal No. 2);

                   (iii) to act on an Advisory and Administration Agreement
                         (Proposal No. 3);

                    (iv) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.


Who Can
Vote What
Shares:           (d)      To vote at the Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on January 28, 2008 (the "record date").
                           Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary

March 4, 2008

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                       Churchill Tax-Free Fund of Kentucky
               380 Madison Avenue, Suite 2300, New York, NY 10017

                                 Proxy Statement

                                  Introduction

         The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your voting decisions.


         The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

         A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

         This Notice and Proxy Statement are first being mailed on or about March 4, 2008.

         You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:


         (1) Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on the proposals by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on a proposal, the proxy holders will vote your shares for that proposal.

         (2) Internet Voting

         To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         (3) Telephone Voting

         To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.


                               General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

         Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

         The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

         The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.51; Class C Shares, $10.51; Class Y Shares, $10.52; and Class I Shares, $10.51. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees, the selection of an independent registered public accounting firm and action on an Advisory and Administration Agreement. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 18,713,825; Class C Shares, 385,855; Class Y Shares, 4,033,151 and Class I Shares, 806,039.

         On the record date, the following holders held 5% or more of a class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address               Number of shares            Percent of class
of the holder of
record

Institutional 5% shareholders:

NFC LLC FEBO
Stock Yards Bank
200 S. 5th St.
Louisville, KY             2,425,489 Class A Shares          12.96%

MLPF&S for the sole
 benefit of its customers
4800 Deer Lake Dr East

Jacksonville, FL              80,185 Class C Shares          20.78%
NFS LLC FEBO
Glenview Trust Company
4969 US Highway 42
Suite 2000
Louisville, KY             3,090,831 Class Y Shares          76.64%

Morgan Keegan & Company, Inc.
FBO Bankdan
c/o Kentucky Trust Company
218 W. Main St.
Danville, KY                 228,087 Class Y Shares           5.66%

Danky & Co.
P.O. Box 28
Danville, KY                 237,240 Class Y Shares           5.88%

Pershing LLC
P.O. Box 2052
Jersey City, NJ              590,517 Class I Shares          73.26%

Strafe & Co.
FAO Charles Dishman
Living Tr.
P.O. Box 160
Westerville, OH               61,118 Class I Shares           7.58%

Ameritrade Inc. for the sole
  benefit of its customers
P.O. Box 2226
Omaha, NE                     63,113 Class I Shares           7.58%


Additional 5% Shareholders

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

         At the Meeting, six Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

         The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in April, 2007. All nominees have consented to serve if elected.


Nominees(1)

                                                                          Number of
                                                                          Portfolios   Other Directorships
                        Positions Held                                    in Fund      Held by Trustee
                        with Fund and                                     Complex(4)   (The position held is a
Name, Address(2) and    Length of      Principal Occupation(s)            Overseen     directorship unless
Date of Birth           Service(3)     During Past 5 Years                by Trustee   indicated otherwise.)
-------------           ----------     -------------------                ----------   ---------------------

Interested
Trustee(5)

Diana P. Herrmann       Trustee        Vice Chair and Chief Executive     12           ICI Mutual Insurance Company
New York, NY            since 1995     Officer of Aquila Management
(02/25/58)              and            Corporation, Founder of the
                        President      Aquila Group of Funds (6) and
                        since 1999     parent of Aquila Investment
                                       Management LLC, Manager,  since
                                       2004, President and Chief
                                       Operating Officer since 1997, a
                                       Director since 1984, Secretary
                                       since 1986 and previously its
                                       Executive Vice President, Senior
                                       Vice President or Vice
                                       President, 1986-1997; Chief
                                       Executive Officer and Vice Chair
                                       since 2004 and President, Chief
                                       Operating Officer and Manager of
                                       the Manager since 2003; Chair,
                                       Vice Chair, President, Executive
                                       Vice President or Senior Vice
                                       President of funds in the Aquila
                                       Group of Funds since 1986;
                                       Director of the Distributor
                                       since 1997; trustee, Reserve
                                       Money-Market Funds, 1999-2000
                                       and Reserve Private Equity
                                       Series, 1998-2000; Governor,
                                       Investment Company Institute (a
                                       trade organization for the U.S.
                                       fund industry dedicated to
                                       protecting shareholder interests
                                       and educating the public about
                                       investing) and head of its Small
                                       Funds Committee since 2004;
                                       active in charitable and
                                       volunteer organizations.


Non-interested
Trustees

Thomas A.               Chair of the   Vice President of Robinson,        3                         None
Christopher             Board of       Hughes & Christopher, C.P.A.s,
Danville, KY            Trustees       P.S.C., since 1977; President, A
(12/19/47)              since 2005     Good Place for Fun, Inc., a
                        and Trustee    sports facility, since 1987;
                        since 1992     currently or formerly active
                                       with various professional and
                                       community organizations.

Timothy J. Leach        Trustee        UC Berkeley Haas School of         3                         None
Orinda, CA              since 2007     Business, Executive Education
(08/28/55)                             Lecturer since 2006; member,
                                       Oxford Financial LLC Investment
                                       Policy Council since January
                                       2007; Expert Affiliate, LECG LLC
                                       since June 2007; Regional Chief
                                       Executive Officer, US Trust
                                       Company, N.A., 2005-2006;
                                       Executive Vice President & Chief
                                       Investment Officer, U.S. Trust
                                       Company, New York, NY,
                                       2004-2005; Executive Vice
                                       President & Chief Investment
                                       Officer, Private Asset
                                       Management Group, Wells Fargo
                                       Bank, San Francisco, CA,
                                       1999-2003.

Theodore T. Mason       Trustee        Executive Director, East Wind      8            Trustee, Premier VIT.
New York, NY            since 1987     Power Partners LTD since 1994
(11/24/35)                             and Louisiana Power Partners,
                                       1999-2003; Treasurer, Fort
                                       Schuyler Maritime Alumni
                                       Association, Inc., successor to
                                       Alumni Association of SUNY
                                       Maritime College, since 2004
                                       (President, 2002-2003, First
                                       Vice President, 2000-2001,
                                       Second Vice President,
                                       1998-2000) and director of the
                                       same organization since 1997;
                                       Director, STCM Management
                                       Company, Inc., 1973-2004; twice
                                       national officer of Naval
                                       Reserve Association, Commanding
                                       Officer of four naval reserve
                                       units and Captain, USNR (Ret);
                                       director, The Navy League of the
                                       United States New York Council
                                       since 2002; trustee, The
                                       Maritime Industry Museum at Fort
                                       Schuyler, 2000-2004; and Fort
                                       Schuyler Maritime Foundation,
                                       Inc., successor to the Maritime
                                       College at Fort Schuyler
                                       Foundation, Inc., since 2000.

Anne J. Mills           Trustee        President, Loring Consulting       4                         None
Castle Rock, CO         since 1987     Company since 2001; Vice
(12/23/38)                             President for Business
                                       Management and CFO, Ottawa
                                       University, since 2006, Vice
                                       President for Business Affairs,
                                       1992-2001; IBM Corporation,
                                       1965-1991; currently active with
                                       various charitable educational
                                       and religious organizations.

James R. Ramsey         Trustee        President, University of           2              Community Bank and Trust,
Louisville, KY          since 1987     Louisville since November 2002;                   Pikeville, KY and Texas
(11/14/48)                             Professor of Economics,                           Roadhouse Inc.
                                       University of Louisville,
                                       1999-present; Kentucky
                                       Governor's Senior Policy Advisor
                                       and State Budget Director,
                                       1999-2002; Vice Chancellor for
                                       Finance and Administration, the
                                       University of North Carolina at
                                       Chapel Hill, 1998 to 1999;
                                       previously Vice President for
                                       Finance and Administration at
                                       Western Kentucky University,
                                       State Budget Director for the
                                       Commonwealth of Kentucky, Chief
                                       State Economist and Executive
                                       Director for the Office of
                                       Financial Management and
                                       Economic Analysis for the
                                       Commonwealth of Kentucky,
                                       Adjunct Professor at the
                                       University of Kentucky,
                                       Associate Professor at Loyola
                                       University-New Orleans and
                                       Assistant Professor at Middle
                                       Tennessee State University.

Other Individuals

Chairman Emeritus(7)

Lacy B. Herrmann        Founder and    Founder and Chairman of the            N/A                    N/A
New York, NY            Chairman       Board, Aquila Management
(05/12/29)              Emeritus       Corporation, the sponsoring
                        since 2005,    organization and parent of the
                        Chairman of    Manager or Administrator and/or
                        the Board of   Adviser or Sub-Adviser to each
                        Trustees,      fund of the Aquila Group of
                        1987-2005      Funds; Chairman of the Manager
                                       or Administrator and/or Adviser
                                       or Sub-Adviser to each since
                                       2004; Founder and Chairman
                                       Emeritus of each fund in the
                                       Aquila Group of Funds;
                                       previously Chairman and a
                                       Trustee of each fund in the
                                       Aquila Group of Funds since
                                       its establishment until 2004 or
                                       2005; Director of the
                                       Distributor since 1981 and
                                       formerly Vice President or
                                       Secretary, 1981-1998; Trustee
                                       Emeritus, Brown University and
                                       the Hopkins School; active in
                                       university, school and
                                       charitable organizations.

Officers

Charles E.              Executive      Executive Vice President of all        N/A                    N/A
Childs, III             Vice           funds in the Aquila Group of
New York, NY            President      Fundssm and the Manager and the
(04/01/57)              since 2003     Manager's parent since 2003;
                                       formerly Senior Vice President,
                                       corporate development, Vice
                                       President, Assistant Vice
                                       President and Associate of the
                                       Manager's parent since 1987;
                                       Senior Vice President, Vice
                                       President or Assistant Vice
                                       President of the Aquila
                                       Money-Market Funds, 1988-2003.

Thomas S. Albright      Senior Vice    Senior Vice President and              N/A                    N/A
Louisville, KY          President      Portfolio Manager, Churchill
(07/26/52)              since 2000     Tax-Free Fund of Kentucky since
                                       July 2000; Senior Vice
                                       President, Tax-Free Fund For
                                       Utah since 2003, Vice President,
                                       2001-2003 and co-portfolio
                                       manager since 2001; Vice
                                       President and backup portfolio
                                       manager, Tax-Free Trust of
                                       Arizona, since 2004; Vice
                                       President and Portfolio Manager,
                                       Banc One Investment Advisors,
                                       Inc., 1994-2000.

Jerry G. McGrew         Senior Vice    President of the Distributor           N/A                    N/A
New York, NY            President      since 1998, Registered Principal
(06/18/44)              since 1994     since 1993, Senior Vice
                                       President, 1997-1998 and Vice
                                       President, 1993-1997; Senior
                                       Vice President, Aquila Three
                                       Peaks High Income Fund, Aquila
                                       Rocky Mountain Equity Fund and
                                       five Aquila Municipal Bond
                                       Funds; Vice President, Churchill
                                       Cash Reserves Trust, 1995-2001.


Todd W. Curtis          Vice           Senior Vice President and              N/A                    N/A
Phoenix, AZ             President      Portfolio Manager, Tax-Free
(06/08/49)              since 2004     Trust of Arizona, since August
                                       2004; Vice President and backup
                                       portfolio manager, Churchill
                                       Tax-Free Fund of Kentucky, since
                                       2004; Vice President and
                                       Portfolio Manager, Banc One
                                       Investment Advisors, Inc. and
                                       its predecessors, 1981-2004.

Jason T. McGrew         Vice           Vice President, Churchill              N/A                    N/A
Elizabethtown, KY       President      Tax-Free Fund of Kentucky since
(08/14/71)              since 2001     2001, Assistant Vice President,
                                       2000-2001; Vice President,
                                       Aquila Rocky Mountain Equity
                                       Fund since 2006; Investment
                                       Broker with Raymond James
                                       Financial Services 1999-2000 and
                                       with J.C. Bradford and Company
                                       1997-1999; Associate Broker at
                                       Prudential Securities 1996-1997.

Robert W. Anderson      Chief          Chief Compliance Officer of the        N/A                    N/A
New York, NY            Compliance     Fund and each of the other funds
(08/23/40)              Officer        in the Aquila Group of Funds,
                        since 2004     the Manager and the Distributor
                        and            since 2004, Compliance Officer
                        Assistant      of the Manager or its
                        Secretary      predecessor and current parent
                        since 2000     1998-2004; Assistant Secretary
                                       of the Aquila Group of Funds
                                       since 2000.

Joseph P. DiMaggio      Chief          Chief Financial Officer of the         N/A                    N/A
New York, NY            Financial      Aquila Group of Funds since
(11/06/56)              Officer        2003 and Treasurer since 2000.
                        since 2003
                        and
                        Treasurer
                        since 2000

Edward M. W. Hines      Secretary      Shareholder of Butzel Long, a          N/A                    N/A
New York, NY            since 1987     professional corporation,
(12/16/39)                             counsel to the Fund, since 2007;
                                       Partner of Hollyer Brady Barrett
                                       & Hines LLP, its predecessor as
                                       counsel, 1989-2007; Secretary of
                                       the Aquila Group of Funds.

John M. Herndon         Assistant      Assistant Secretary of the             N/A                    N/A
New York, NY            Secretary      Aquila Group of Funds since
(12/17/39)              since 1995     1995 and Vice President of the
                                       three Aquila Money-Market Funds
                                       since 1990; Vice President of
                                       the Manager or its predecessor
                                       and current parent since 1990.

Lori A. Vindigni        Assistant      Assistant Treasurer of the             N/A                    N/A
New York, NY            Treasurer      Aquila Group of Funds since
(11/02/66)              since 2000     2000; Assistant Vice President
                                       of the Manager or its
                                       predecessor and current parent
                                       since 1998; Fund Accountant for
                                       the Aquila Group of Funds,
                                       1995-1998.

(1)The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the EDGAR Database at the SEC's internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Churchill Tax-Free Fund of Kentucky, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 4, are called the "Aquila Group of Funds."

(7) The Chairman Emeritus may attend Board meetings but has no voting power.



                       Securities Holdings of the Trustees
                                (as of 12/31/07)



                           Dollar Range of                Aggregate Dollar Range of
Name of                   Ownership in Churchill          Ownership in the Aquila Group of
Trustee                   Tax-Free Fund of Kentucky(1)    Funds Overseen by Trustee(1)

Interested Trustee

Diana P. Herrmann                  C                               E

Non-interested Trustees

Thomas A. Christopher              D                               E

Timothy J. Leach                   B                               B

Theodore T. Mason                  C                               D

Anne J. Mills                      C                               D

James R. Ramsey                    E                               E


(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended December 31, 2007, the Fund paid a total of $118,997 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

         The Fund is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquila Group of Funds during the Fund's fiscal year. None of such nominees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.


                                 Compensation         Number of
                                 from all             boards on
                 Compensation    funds in the         which the
                 from the        Aquila               Trustee
Name             Fund            Group of Funds     serves

Thomas A.
Christopher       $28,500          $72,997                 3

Timothy J.
Leach             $11,036          $53,786                 3

Theodore T.
Mason             $16,500         $132,800                 8

Anne J.
Mills             $18,667          $76,501                 4

James R.
Ramsey            $14,000          $29,000                 2


         Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

         The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds. As of January 31, 2008, these funds had aggregate assets of approximately $5.0 billion, of which approximately $2.3 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts. It is anticipated that these arrangements will change as described in Proposal No. 3.

         During the fiscal year ended December 31, 2007, the Fund paid $1,046,917 in management fees.

         During the fiscal year ended December 31, 2007, $305,016 was paid under
Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $10,336 was retained by the Distributor. With respect to Class C shares, during the same period $38,445 was paid under Part II of the Plan and $12,815 was paid under Part I of the Shareholder Services Plan. Of these total payments of $51,260 the Distributor retained $12,816. With respect to Class I Shares, during the same period $16,321 was paid under Part III of the Plan and $10,975 was paid under Part II of the Shareholder Services Plan. All of such payments were for compensation.

         During the fiscal year ended December 31, 2007 the Fund paid $18,045 to Butzel Long, a professional corporation ("Butzel Long"), independent counsel to the Fund, and $23,594 to Hollyer Brady Barrett & Hines LLP, predecessor to Butzel Long, for legal services. Edward M.W. Hines, Secretary of the Fund, is a shareholder of Butzel Long, and was a partner of Hollyer Brady Barrett & Hines LLP.

         The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family and the balance by Aquila Management Corporation.

Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). The members of the Audit Committee are Thomas A. Christopher, Timothy J. Leach, Theodore T. Mason, Anne J. Mills and James R. Ramsey. The Committee (i) selects the Fund's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held four meetings during the Fund's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

         During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

         The Fund's policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the Trustees were present.

         The Fund has a Nominating Committee, consisting of all of the non-"interested" Trustees. The Nominating Committee held three meetings during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Fund's website at www.aquilafunds.com.

         Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

         Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold any shares of any class of the Manager or its parent or subsidiaries.

                                  Vote Required

         To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)

         Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Fund's independent registered public accounting firm, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the non-"interested" Trustees, as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2008. Such selection is submitted to the shareholders for ratification or rejection.

         The following table represents fees for professional audit services rendered by TWB for the audit of the Fund's annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended December 31, 2006 and 2007.


                                           2006          2007

     Audit Fees                         $16,000       $16,000

     Audit related fees                       0             0
                                        -------        ------

        Audit and audit related fees    $16,000       $16,000


     Tax fees (1)                         3,000         3,000

     All other fees                           0             0
                                         ------        ------

         Total                          $19,000       $19,000
                                         ======        ======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

         TWB did not perform any services during the last fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

         All audit and non-audit services performed by TWB on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending December 31, 2008.

         TWB has no direct or indirect financial interest in the Fund or the Manager. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.


                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present.


                                Consideration of
                      Advisory and Administration Agreement
                                (Proposal No. 3)

Overview and Related Information

         The Manager is the Fund's investment adviser under an Advisory and Administration Agreement (the "Current Advisory Agreement"). The Current Advisory Agreement was approved by the shareholders of the Fund on April 25, 2003 and has been renewed annually thereafter by the Board of Trustees, most recently on June 11, 2007.

         The Manager is a wholly-owned subsidiary of AMC. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann ("LBH") and his wife, Mrs. Elizabeth B. Herrmann ("EBH"), directly and through certain trusts. These ownership arrangements are described in detail below. Collectively, the current owners of the shares of AMC are called the "Owners."

         The Owners wish to ensure, to the maximum extent possible, the ongoing continuity of management of the Manager and the Fund. Consistent with their estate planning and tax objectives, they have sought to structure an orderly generational transition of ownership changes of AMC among the Owners.

         Although the proposed changes in ownership of AMC will not result in any changes in the day-to-day operation of the Fund, the services provided to it, the investment approach or style of the Manager with respect to the Fund, or any increase in its advisory fees, the changes could be considered to result in an "assignment" of the Current Advisory Agreement under the provisions of the 1940 Act. The 1940 Act provides generally that an advisory agreement of a mutual fund must provide for its automatic termination in the event of an assignment (as that term is defined in the 1940 Act), such as when a controlling block of the Fund's investment adviser's securities is transferred, resulting in a change of management or control of the investment adviser. Under the 1940 Act, a person who does not own more than 25% of the voting securities of a company shall be presumed not to control such company. As required by the 1940 Act, the Current Advisory Agreement provides that in the event of such an assignment, it terminates. Under the current ownership arrangements such an assignment could also occur upon the deaths of certain of the Owners.

         On March 1, 2008, the Trustees approved a new advisory and administration agreement (the "New Advisory Agreement") for the Fund between the Manager and the Fund, which will replace the Current Advisory Agreement when it terminates by reason of the assignment. The Trustees are recommending that shareholders of the Fund approve the New Advisory Agreement for the Fund. As described below, the New Advisory Agreement is substantially identical to the advisory and administration agreement currently in effect for the Fund (the "Current Advisory Agreement").

         Under the 1940 Act the Fund cannot generally enter into an advisory agreement, such as the New Advisory Agreement, unless the shareholders of that fund vote to approve the new agreement. The Trustees have carefully considered the matter, and have concluded that it is appropriate to approve the New Advisory Agreement. Under the New Advisory Agreement, the Manager shall continue, following the Transaction, to manage the Fund on the same terms as are now in effect, thereby promoting stability of the Fund's management. No change in the Fund's advisory fees or expenses is being proposed. Furthermore, no changes are being proposed with respect to the services provided for the Fund, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager.


Information Regarding the Manager

         The Manager is the Fund's investment adviser under the Current Advisory Agreement. The Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund, and, at the Manager's expense, providing for pricing of the Fund's portfolio daily. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.


Names, Addresses and Principal Occupations of Each Manager of the Manager

         LBH is the Founder and Chairman Emeritus of each of the funds in the Aquila Group of Funds. He previously served as Chairman of the Board of Trustees of each of the funds in the Aquila Group of Funds. Additionally, LBH is the Founder and Chairman of the Board of AMC (the sponsoring organization and parent of the Manager or the administrator of each of the funds in the Aquila Group of Funds), as well as the Chairman of the Manager. LBH has served as a Director of the Aquila Group of Funds' distributor since 1981. LBH is a Trustee Emeritus of Brown University and the Hopkins School, and remains active in university, school and charitable organizations.

         EBH is a Director of AMC and a Manager of the Manager. She does not have any other position with AMC or the Manager. She is active with various charitable and volunteer organizations. EBH is the wife of LBH.

         Diana P. Herrmann ("DPH") is President and, in some instances, Vice Chair of each of the funds in the Aquila Group of Funds. She serves as Vice Chair, President, Chief Executive Officer and Director of AMC; Chief Executive Officer, Vice Chair, President, Chief Operating Officer and Manager of the Manager; and as Director of the distributor. She previously served as Trustee to the Reserve Money-Market Funds (1999-2000) and Reserve Private Equity Series (1998-2000). DPH currently serves as Governor, Investment Company Institute and head of its Small Funds Committee, as well as Director of ICI Mutual Insurance Company. She is active in charitable and volunteer organizations. DPH is the daughter of LBH and EBH.

         The address of each of the Managers of the Manager is c/o Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017.


The Transaction

         At the time of the Transaction, the AMC shares will be divided into two classes: voting (the "Voting Shares") and non-voting (the "Non-Voting Shares", and together with the Voting Shares, the "Shares"). Prior to dividing its share capital into two classes of shares, AMC had one class of common shares. 99.5% of each class of Shares are held directly by or in trust for the benefit of members of the Herrmann family. The Voting Shares are held as follows:



Owner                           Direct Ownership         Indirect Ownership*       Total
LBH                             24.9%                    20.0%                     44.9%
EBH                             27.5%                    --                        27.5%
DPH                             4.9%                     20.0%                     24.9%
Conrad B. Herrmann ("CBH")      --                       0.2%                       0.2%
Catherine E. Wolff ("CEW")      --                       2.0%                       2.0%
Other                           0.5%                     --                         0.5%
Total                                                                             100.0%

* Indicates Voting Shares for which the indicated Owner has voting rights but does not own.


o LBH currently holds 24.9% of the Voting Shares directly; additionally in his role as trustee (with voting rights) of a family trust for the benefit of Conrad B. Herrmann ("CBH") (the "CBH Trust"), his son, LBH holds voting rights with respect to an additional 20.0% of the Voting Shares.

o    EBH currently holds 27.5% of the Voting Shares directly.

o DPH holds 4.9% of the Voting Shares directly and, through her position as trustee (with voting rights) of a family trust for her benefit (the "DPH Trust"), holds voting rights with respect to an additional 20.0% of the Voting Shares.

o CBH serves as trustee (with voting rights) of a trust for his own benefit, and through his role as trustee (with voting rights) of that trust holds voting rights with respect to 0.2% of the Voting Shares.

o Two family trusts (the "Family Trusts") hold 2.0% of the Voting Shares; Catherine E. Wolff ("CEW"), a first cousin of DPH and CBH, currently serves as trustee (with voting rights) of the Family Trusts.

         In connection with their estate planning, LBH and EBH wish to (i) transfer ownership of some of their Voting Shares, and (ii) appoint a new trustee to serve as trustee for one of the trusts. Upon the consummation of the Transaction, the ownership of the Voting Shares would be as follows:



Owner                           Direct Ownership         Indirect Ownership*        Total
LBH                             24.9%                    --                         24.9%
T. Randolph Harris ("TRH")      --                       24.9%                      24.9%
EBH                             --                       --                          --
DPH                             4.9%                     20.0%                      24.9%
CBH                             --                       0.2%                        0.2%
CEW                             --                       24.6%                      24.6%
Other                           0.5%                     --                          0.5%
Total                                                                              100.0%

* Indicates Voting Shares for which the indicated Owner has voting rights but does not own.


o    LBH will continue to hold 24.9% of the Voting Shares directly.

o 24.9% of the Voting Shares previously held by EBH will be held in a trust for the benefit of EBH (the "EBH Trust"), with T. Randolph Harris ("TRH") serving as trustee (with voting rights).

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she will serve as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares (including 2.6% of the Voting Shares previously held by EBH), with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

         Upon consummation of the Transaction, no individual will hold with power to vote, directly or indirectly, more than 24.9% of the Voting Shares. As previously stated, the Transaction is not expected to result in any changes in the Fund's advisory fees and expenses, services provided, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager.

         Although the Owners currently intend to consummate the Transaction, the Transaction may not necessarily occur. For example, approval or disapproval by the Fund's shareholders of the New Advisory Agreement, taken together with consents or approvals of other funds in the Aquila Group of Funds, could affect whether or not the Transaction occurs. It is possible, however, that the Owners may proceed with the Transaction even if it is not approved by all of the funds in the Aquila Group of Funds for which the Manager serves as investment adviser (either because the shareholders of one or more of such funds do not approve such fund's new advisory agreement or because LBH or EBH dies before approvals are obtained from all such funds). AMC currently expects that the Transaction will occur during the fourth quarter of 2008 (or upon the earlier death of either LBH or EBH, as described below), but the Transaction could be delayed. If for some reason the Transaction does not occur, the automatic termination of the Current Advisory Agreement will not occur and the New Advisory Agreement will not be entered into, even if it has been approved by the Fund's shareholders.

         Performance of the Current Advisory Agreement is currently guaranteed by AMC. If the Transaction occurs, AMC will provide an identical guarantee of performance of the New Advisory Agreement.

         Notwithstanding the foregoing, if one or more of LBH or EBH dies after the Fund's shareholders approve the New Advisory Agreement but before the Manager obtains the approval or consent of all of the other funds in the Aquila Group of Funds for which the Manager serves as investment adviser, the surviving Herrmann family members may elect to proceed with the contemplated direct and indirect ownership changes (as modified to reflect such deaths, as described below), and the approval by the Fund's shareholders will be considered to have approved the entry into the New Advisory Agreement after such death and the resulting direct and indirect ownership changes. In such event, the ownership of the Voting Shares would be as follows:

(A) If LBH dies before EBH:


Owner                     Direct Ownership           Indirect Ownership         Total
LBH                       --                         --                         --
BAS and then TRH          --                         24.9%                      24.9%
EBH                       24.9%                      --                         24.9%
DPH                       4.9%                       20.0%                      24.9%
CBH                       --                         0.2%                        0.2%
CEW                       --                         24.6%                      24.6%
Other                     0.5%                       --                          0.5%
Total                                                                          100.0%


o    24.9% of the Voting Shares will be held first in LBH's estate, with Barbara
     A. Sloan ("BAS") serving as executor (with voting rights), and then in a marital trust for the benefit of EBH, with TRH serving as trustee (with voting rights).

o    EBH will hold 24.9% of the Voting Shares directly.

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she serves as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares, with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

     In such event, no individual will hold, directly or indirectly, more than 24.9% of the Voting Shares. The changes in ownership of the Voting Shares are not expected to result in any changes in the Fund's advisory fees and expenses, services provided, the investment approach or style of the Manager with respect to the Fund, or personnel or operations of the Manager (except that LBH would no longer serve as a Manager or officer).

     (B) If EBH dies before LBH:


Owner                        Direct Ownership        Indirect Ownership         Total
LBH                          24.9%                   --                         24.9%
EBH                          --                      --                          --
BAS and then TRH             --                      24.9%                      24.9%
DPH                          4.9%                    20.0%                      24.9%
CBH                          --                      0.2%                        0.2%
CEW                          --                      24.6%                      24.6%
Other                        0.5%                    --                          0.5%
Total                                                                          100.0%


o    LBH will continue to hold 24.9% of the Voting Shares directly.

o 24.9% of the Voting Shares will be held first in EBH's estate, with BAS serving as executor (with voting rights), and then in a marital trust for the benefit of LBH, with TRH serving as trustee (with voting rights).

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she serves as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares, with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

     In such event, no individual will hold, directly or indirectly, more than 24.9% of the Voting Shares. The changes in ownership of the Voting Shares are not expected to result in any changes in the Fund's advisory fees and expenses, services provided, the investment approach or style of the Manager with respect to the Fund, or personnel or operations of the Manager (except that EBH would no longer serve as a Manager).


Description of the New Advisory Agreement

         The Manager provides the Fund with local advisory services. Under the New Advisory Agreement, the Fund will pay the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50% of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual advisory fee is payable at the annual rate of 0.40% of 1% of such net asset value.

         The proposed New Advisory Agreement for the Fund is substantially identical to the Current Advisory Agreement (together, the "Advisory Agreements"). For a complete understanding of the proposed New Advisory Agreement, please refer to the form of New Advisory Agreement provided as Appendix A. The next several paragraphs briefly summarize some important provisions contained in the Advisory Agreements.

Basis for the Trustees' Approval of the New Advisory Agreement

         The New Advisory Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, at an in-person meeting on March 1, 2008 called and held for the purpose. In considering these actions, the Trustees noted that in connection with their annual review of the Fund's advisory arrangements (the "Annual Review"), on June 11, 2007, they had approved the Current Advisory Agreement (which is substantially identical to the New Advisory Agreement) for another one-year term commencing on June 30, 2007. In connection with the Annual Review, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's advisory agreement as in effect from year to year. In approving the New Advisory Agreement, the Trustees considered the information provided and the factors considered in connection with the Annual Review as well as such new information (for example, information about the Transaction) as they considered appropriate. In considering the Advisory Agreements, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their review of the New Advisory Agreement included the following:

         The Transaction and the implications for the Fund. In evaluating the Transaction, the Trustees considered a wide range of information, including ensuring, to the maximum extent possible, ongoing and future continuity of management of the Fund.

         The nature, extent and quality of the services provided by the Manager. The Manager has provided local management of the Fund's portfolio. The Trustees noted that the Manager employed Thomas S. Albright as portfolio manager for the Fund and had provided facilities for credit analysis of the Fund's portfolio securities. Mr. Albright, based in Louisville, has provided local information regarding specific holdings in the Fund's portfolio. The portfolio manager has also been available to and has met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund's portfolio, with which to assess the Fund as an investment vehicle for residents of Kentucky in light of prevailing interest rates and local economic conditions. In addition, he has been present at all regular meetings of the Board and Shareholders.

         The Board considered that the Manager had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital. The Manager has additionally provided all administrative services to the Fund. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Fund's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

         The Trustees also considered representations by the Manager that the persons at the Manager involved in providing those services would not change as a result of the Transaction. The Board concluded that the services provided were appropriate and satisfactory and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of approval of the New Advisory Agreement.

         The investment performance of the Fund and the Manager. The Board reviewed each aspect of the Fund's performance and compared its performance with that of its local competitors, with national averages and with the benchmark index. It was noted that the materials provided by the Manager indicated that compared to the five largest competitive Kentucky funds, the Fund has had investment performance that is generally comparable to that of its peers for the one-, five- and ten-year periods, with lower investment performance explained by the Fund's generally higher-quality portfolio and generally shorter average maturities. The Board considered these results to be consistent with the purposes of the Fund.

         The Trustees also considered representations from the Manager that the Transaction was not expected to result in any changes to the personnel managing the Fund's investment portfolio.

         The Board concluded that the performance of the Fund was acceptable in light of market conditions, the length of its average maturities, its investment objectives and its long-standing emphasis on minimizing risk. Evaluation of this factor indicated to the Trustees that approval of the New Advisory Agreement would be appropriate.

         The costs of the services to be provided and profits to be realized by the Manager from its relationship with the Fund. The information provided contained expense data for the Fund and its local competitors as well as data for single-state funds and all single-state tax-free municipal bond funds nationwide. The Board compared the expense and fee data with respect to the Fund to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Fund and the fees paid were generally lower than those being paid by single-state tax-free municipal bond funds nationwide, and by the Fund's local competitors.

         The Trustees noted that in connection with the Annual Review they had concluded that the costs of the services to be provided supported the renewal of the Current Advisory Agreement, and that the Transaction was not expected to result in any change to the advisory fees paid by the Fund or the Fund's total expense ratio.

         The materials in connection with the Annual Review had shown the profitability to the Manager of its services to the Fund. The Trustees considered that the profitability to the Manager of its relationship to the Fund was not expected to change as a result of the Transaction because the Transaction was not expected to result in a change to the fees received by the Manager or of the costs of the services to be provided by the Manager.

         The extent to which economies of scale would be realized as the Fund grows. Data provided to the Trustees showed that the Fund's asset size had declined in recent years. The Trustees also noted that the materials indicated that the Fund's fees were already generally lower than those of its peers, including those with breakpoints. Evaluation of these factors indicated to the Board that the New Advisory Agreement should be approved without addition of breakpoints at this time.

         Benefits derived or to be derived by the Manager and its affiliates from their relationships with the Fund. The Board observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

         In addition to considering the factors discussed above, which the Trustees regularly consider on an annual basis, the Trustees also gave particular consideration to matters relating to the change of control at AMC, including representations from representatives of AMC and the Manager that the proposed change of control is not expected to result in a change in the personnel or operations of the Manager, the investment approach or style of the Manager with respect to the Fund, or the services provided to the Fund by the Manager.

o The Trustees also considered other factors, either in connection with the Annual Review or with their approval of the New Advisory Agreement. These factors included but were not limited to whether the Fund has operated in compliance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Fund and the Manager.

     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the New Advisory Agreement should be approved and recommended that the shareholders of the Fund vote to approve the New Advisory Agreement for an initial one-year term.

Action Requested

         THE TRUSTEES OF THE FUND RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW ADVISORY AGREEMENT FOR THE FUND.

Vote Required

         The favorable vote of the holders of a majority (as defined in the 1940
Act) of the outstanding shares of the Fund is required for the approval of this Proposal No. 3. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund's four outstanding classes of shares.

         If necessary or desirable, the meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxies will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The proxies of shareholders who have voted by proxy against a proposal will be voted against adjournment.

         If this proposal is not approved by the shareholders the Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.



                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Fund's 2008 annual meeting must be received by the Fund by October 31, 2008 in order to be included in the Fund's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

         The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

         A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Fund by January 16, 2009.


                                 Other Business

         The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

                                   Appendix A

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                      ADVISORY AND ADMINISTRATION AGREEMENT


     THIS AGREEMENT, made as of __________, 2008 by and between CHURCHILL TAX-FREE TRUST (the "Business Trust"), 380 Madison Avenue, Suite 2300, New York, New York 10017 and AQUILA INVESTMENT MANAGEMENT LLC (the "Manager"), a Delaware limited liability company, 380 Madison Avenue, Suite 2300, New York, New York 10017

                              W I T N E S S E T H:

    WHEREAS, the Business Trust is a Massachusetts business trust which is registered under the Investment Company Act of 1940 (the "Act") as an open-end, non-diversified management investment company, the sole series and portfolio of which is Churchill Tax-Free Fund of Kentucky (the "Fund");

    WHEREAS, the Business Trust and the Manager wish to enter into an Advisory and Administration Agreement referred to hereafter as "this Agreement," with respect to the Fund;

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.  In General

     The Manager shall perform (at its own expense) the functions set forth more fully herein for the Fund.

2.  Duties and Obligations of the Manager

    (a) Investment Advisory Services Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Business Trust, the Manager shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund;

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund; and

Subject to the provisions of Section 5 hereof, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940.

    (b) Administration. Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Business Trust, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio delegated to a Sub-Adviser of the Fund under a Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

(iii) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

(iv) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

(v) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

    (c) Compliance with Requirements. Any investment program furnished, and any activities performed, by the Manager or by a Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Business Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Business Trust; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act or as amended by the shareholders of the Fund.

    (d) Best Efforts; Responsibility. The Manager shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager or a Sub-Adviser.

     (e) Other Customers. Nothing in this Agreement shall prevent the Manager or any officer thereof from acting as investment adviser, sub-adviser, administrator or manager for any other person, firm, or corporation, and shall not in any way limit or restrict the Manager or any of its officers, stockholders or employees from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

    (f) Order Allocation. In connection with any duties for which it may become responsible to arrange for the purchase and sale of the Fund's portfolio securities, the Manager shall select, and shall cause any Sub-Adviser to select, such broker-dealers ("dealers") as shall, in the Manager's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Manager shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Manager determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Business Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Manager is authorized and shall authorize any Sub-Adviser, to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Manager's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Business Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Manager or its other clients. The Manager shall cause the foregoing provisions, in substantially the same form, to be included in any Sub-Advisory Agreement.

    (g) Registration Statement; Information. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Business Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Business Trust as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment of the Agreement.

     (h) Liability for Error. The Manager shall not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which this Agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

    (i) Indemnification. The Business Trust shall indemnify the Manager to the full extent permitted by the Business Trust's Declaration of Trust.

3.  Allocation of Expenses

     The Manager shall, at its own expense, provide office space, facilities, equipment, and personnel for the performance of its functions hereunder and shall pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

    The Fund agrees to bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under this sub-section or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation of its Trustees other than those affiliated with the Manager or such adviser, administrator or principal underwriter and expenses of all of its Trustees; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) expenses of keeping the Fund's accounting records including the computation of net asset value per share and the dividends; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Business Trust may have to indemnify its officers and Trustees.

4. Compensation of the Manager The Business Trust agrees to pay the Manager, and the Manager agrees to accept as full compensation for all services rendered by the Manager as such, an annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Business Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual management fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

5.  Termination of Sub-Advisory Agreement

    The Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

6. Duration and Termination of this Agreement

    (a) Duration. This Agreement shall become as of the date first written above following approval by the shareholders of the Fund and shall, unless terminated as hereinafter provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Business Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

    (b) Termination. This Agreement may be terminated by the Manager at any time without penalty upon giving the Business Trust sixty days' written notice (which notice may be waived by the Business Trust) and may be terminated by the Business Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Business Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. The portions of this Agreement which relate to providing investment advisory services (Sections 2(a), (c), (d) and (e)) shall automatically terminate in the event of the assignment (as defined in the Act) of this Agreement, but all other provisions relating to providing services other than investment advisory services shall not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.33 of 1% of such net asset value and provided further that for any day that the Business Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual management fee shall be payable at the annual rate of 0.26 of 1% of such net asset value.

7.  Disclaimer of Shareholder Liability

    The Manager understands that the obligations of this Agreement are not binding upon any shareholder of the Fund personally, but bind only the Business Trust's property; the Manager represents that it has notice of the provisions of the Business Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Fund.

8. Notices of Meetings

             The Business Trust agrees that notice of each meeting of the Board of Trustees of the Business Trust will be sent to the Manager and that the Business Trust will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Manager may designate.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.


ATTEST:                   CHURCHILL TAX-FREE TRUST



_______________________   By:___________________________________


ATTEST:                   AQUILA INVESTMENT MANAGEMENT LLC



_______________________   By:___________________________________

                                IMPORTANT NOTICE

                             PLEASE READ IMMEDIATELY

                       CHURCHILL TAX-FREE FUND OF KENTUCKY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          to be held on April 25, 2008

                                 PROXY STATEMENT

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

INTERNET VOTING
www.proxyvote.com/aquila

To vote your shares by the Internet, contact the Fund at www.proxyvote.com/aquila. Follow the simple instructions at the website, using this proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

VOTE BY MAIL

You can vote your shares by completing and returning this proxy card. Please mark this proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

TELEPHONE VOTING
1-877-587-0761

To vote your shares by telephone, call toll-free 1-877-587-0761. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.



TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                           KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                           DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CHURCHILL TAX-FREE FUND OF KENTUCKY

1. Election of Trustees Nominees:
01) Thomas A. Christopher; 02) Diana P. Herrmann*; 03) Timothy J. Leach; 04) Theodore T. Mason; 05) Anne J. Mills; 06) James R. Ramsey

* interested Trustee


              For All       Withhold All     For All Except
                --               --              --
               [--]             [--]            [--]


INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

----------------------------------


[sentences below bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposals listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]



3. Action on an Advisory and Administration Agreement. (Proposal No. 3 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]


As to any other matter said proxies shall vote in accordance with their best judgment.



For address changes and/or comments, please check this box and write them on the back where indicated. _
                      [_]


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.



----------------------------------   ----  ---------------------------- -----
Signature  (PLEASE SIGN WITHIN BOX)  Date  Signature(Joint Owners)       Date


                                                       Yes     No
                                                        --     --
I plan to attend the annual meeting in Louisville.     [--]   [--]

                             Aquila Group of Fundssm
                       CHURCHILL TAX-FREE FUND OF KENTUCKY


                 Proxy for Shareholder Meeting - April 25, 2008
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Churchill Tax-Free Fund of Kentucky (the "Fund") whose signature(s)appear(s) on the reverse does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, April 25, 2008 at Papa John's Cardinal Stadium, Brown & Williamson Room, 2800 South Floyd Street, Louisville, Kentucky, at 8:30 a.m. Eastern Daylight Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the reverse.

Please read the proxy statement prior to voting.

Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

Address Changes/Comments: -------------------------------
---------------------------------------------------------

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.